UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 17, 2012

EASTBRIDGE INVESTMENT GROUP CORPORATION
(Exact name of registrant as specified in its charter)

ARIZONA	0-52282	86-1032927
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8040 E. MORGAN TRAIL, UNIT 18
SCOTTSDALE, ARIZONA 85258
(Address of principal executive offices)

(480) 966-2020
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EASTBRIDGE INVESTMENT GROUP CORPORATION (THE “COMPANY”) CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF THE COMPANY REGARDING, AMONG OTHER THINGS, THE BUSINESS OF THE COMPANY, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS AND RISKS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: INABILITY TO CONSUMMATE THE ANNOUNCED MERGER WITH CELLULAR BIOMEDICINE GROUP LTD.; BUSINESS CONDITIONS IN THE U.S. AND ABROAD; CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH THE COMPANY IS ENGAGED; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; THE COMPANY’S ABILITY TO RAISE NECESSARY FUNDS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

Item 8.01    Other Matters

On December 4, 2012, Keith Wong, the President, Chief Executive Officer and director of EastBridge Investment Group Corporation (the “Company”), gave a presentation at an investor conference organized by SeeThruEquity, LLC.

Attached as Exhibit 99.1 to this Current Report is the form of slide presentation the Company used in connection with presentations at the investor conference.

On December 12, 2012, the Company issued a press release describing the content of the presentation. A copy of the press release is included as Exhibit 99.2 to this Current Report.

Additional Information

As part of the investor conference, the Company is providing information on a question and answer format from conference attendees.  This material is being furnished, not filed, by the Company and the Company assumes no obligation to update this material.

1.	What is CMBG’s cash burn rate per month?

Approximately $330,000 per month.  Because of their operations in China, the cost of labor, rent and patient acquisition costs are very low.

2.	How much cash does CBMG currently have in reserve?

Over $4,000,000.

3.	What is EBIG’s basis for CBMG’s market value?

The basis was derived in consultation with one of the Company’s investment banks which has several biomedical clients and the Company believes they have an experienced research department in the stem cell biomedicine industry.  Based on the analysis of such investment bank we believe the estimated fair value of CBMG is in excess of USD $100 million, based primarily on comparisons among several stem cell related companies in the industry.

4.	What are the main objectives for EBIG in 2013

To consummate the merger with CBMG and to continue with EBIG’s existing business of assisting overseas clients in financing and listing matters in the United States.

5.	When will the merger with CBMG close?

It is intended to close before January 15, 2013.

6.	Does the Company have any plans for listing in Germany?

We are investigating this opportunity; but a joint listing in Hong Kong along with a national exchange in the U.S. is a stronger possibility, because CBMG operates in China and we believe Hong Kong investors better understand China.  We believe this will enhance the merged company’s value.

7.	How many shares of EBIG stock are currently outstanding?

The Company has about 155 million shares outstanding.

8.	Why do we need to recapitalize the outstanding shares in connection with our redomicile to Delaware?

First, we want to be listed on a U.S. national exchange such as Nasdaq, and this requires a certain minimum share price.  We aim to end up with a merged company with about 30 million shares outstanding.  If everything works out as expected, the stock should meet the applicable minimum share price to qualify for listing. To do all that, one of the things the Company needs to do is reduce the aggregate number of its shares outstanding.

9.	Why is there going to be such a large conversion ratio, potentially of 1 for 120?

It does not have to be 1 for 120, this is just the upper limit.  We will use a smaller ratio if the share price is higher at the time of our redomicile. Keep in mind that a recapitalization of the number of shares outstanding does not change the market cap. It stays the same absent other factors.

10.	What is the legal corporate structure following the merger?

There will be a parent holding company, which is public.  The parent holding company will own two subsidiaries: one will be a holding company for EastBridge’s current business, and the other one will be CBMG. EastBridge will continue doing what it is currently doing, offering consulting services, and CBMG will concentrate on stem cell medicinal treatment of diseases.

11.	What are the most valuable assets EastBridge saw in CBMG?

Their technology in stem cells; their presence in China, which has 1.4 billion potential patients and CBMG’s management team.

THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS TO BE HELD TO APPROVE, AMONG OTHER ITEMS, THE COMPANY’S REDOMICILE IN DELAWARE. STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE COMPANY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE COMPANY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE COMPANY’S REPORT ON FORM 10K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COMPANY’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL REDOMESTICATION OF THE COMPANY. THE DEFINITIVE PROXY STATEMENT OF THE COMPANY WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE REDOMICILE. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE COMPANY AT: 8040 E. MORGAN TRAIL, UNIT 18, SCOTTSDALE, ARIZONA 85258. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND OTHER SEC FILINGS OF THE COMPANY CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 9.01    Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Presentation
99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTBRIDGE INVESTMENT GROUP CORPORATION

Dated: December 17, 2012	By:	/s/ Norm Klein
Name: Norm Klein
Title: Chief Financial Officer